Revenue	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE

($ millions)	2023	2022
Electric and gas revenue
United States
ITC	2,098	1,911
UNS Energy	2,707	2,498
Central Hudson	1,329	1,307
Canada
FortisBC Energy	1,766	2,080
FortisAlberta	699	655
FortisBC Electric	460	429
Newfoundland Power	759	722
Maritime Electric	258	234
FortisOntario	217	220
Caribbean
Caribbean Utilities	388	349
FortisTCI	108	98
Total electric and gas revenue	10,789	10,503
Other services revenue (1)	374	409
Revenue from contracts with customers	11,163	10,912
Alternative revenue	150	(28)
Other revenue	204	159
Total revenue	11,517	11,043
(1)    Includes $308 million and $266 million from regulated operations for 2023 and 2022, respectively

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates including the flow through of commodity costs.

Other services revenue includes: (i) management fee revenue at UNS Energy for the operation of Springerville Units 3 and 4; (ii) revenue from storage optimization activities at Aitken Creek (Note 21); and (iii) revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The significant alternative revenue programs of Fortis' utilities are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two-year period (Note 8). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue.

FortisBC Energy and FortisBC Electric have an earnings sharing mechanism that provides for a 50/50 sharing of variances from the allowed ROE. This mechanism is in place until the expiry of the current multi-year rate plan in 2024. Additionally, variances between forecast and actual customer-use rates and industrial and other customer revenue are captured in a revenue stabilization account and a flow-through deferral account, respectively, to be refunded to, or received from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives, as well as regulatory deferrals at FortisBC Energy and FortisBC Electric reflecting cost recovery variances from forecast and the GCOC revenue deficiency deferral (Note 2).